UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2013

OraSure Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16537	36-4370966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 East First Street Bethlehem, Pennsylvania	18015-1360
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-882-1820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The following is a summary of the items considered by stockholders and the corresponding voting results at the OraSure Technologies, Inc. (the “Company”) Annual Meeting of Stockholders held on May 14, 2013:

Item 1 – Election of Class I Directors for Terms Expiring at the 2016 Annual Meeting of Stockholders.

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Gerald M. Ostrov	39,791,260	1,032,120	9,476,395
Stephen S. Tang, Ph.D.	38,802,398	2,020,982	9,476,395
Douglas G. Watson	38,522,959	2,300,421	9,476,395

Item 2 – Ratification of Appointment of KPMG, LLP as the Company’s Independent Registered Public Accounting Firm for 2013.

Votes For	Votes Against	Abstentions

49,565,878	703,517	30,380

Item 3 – Non-Binding Advisory Resolution Approving Executive Compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes

18,553,735	21,709,805	559,840	9,476,395

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ORASURE TECHNOLOGIES, INC.

Date: May 17, 2013	By:	/s/ Jack E. Jerrett
Jack E. Jerrett
Senior Vice President, General Counsel and Secretary